Exhibit 99.1

Certain statements in this presentation constitute "forward-looking statements." When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to our first quarter 2009 guidance, and all of the elements thereof; first and second quarter estimates of revenue, operating expenses, capital allocation and cash allocated to debt reduction; and compliance with credit agreement covenants are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crises, government bailouts and assistance plans, bank failures, and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 2

World's Largest Provider of Media & Connectivity Services to Hospitality Businesses "Interactive Experiences" to More Than 1.9 Million Rooms at 10,100 Properties Top 10 MSO Equivalent with National Reach in US & Canadian Hotel Markets 85% Share of VOD-Served Market Connect, Inform & Entertain Over 500 Million Travelers Highly Interactive Audience Powerful Guest "Touch Points" in High-Definition TV & Internet LodgeNet Interactive Slide 3 98% 35% Guests Turn on Television "Go Interactive" "Log On" to the Internet* * Source: 2007 Forrester Omnibus Survey 32%

LodgeNet Interactive Slide 4

Also: Licensees in 23 International Countries

A Diversified Customer Base Focused By Brand . . . Diversified By Decision 1,500+ Ownership & Management Groups Slide 6

Expanding Networks & Integrating Solutions Expanding Networks In Hospitality and Healthcare Three Networks: Interactive TV; Broadband Internet; Advertising Media Solutions Creating New Revenue Increasing Economies of Scale: - Technology - Operations Integrating Solutions That Meet Customer Needs Multiple Solutions: HDTV; IP; Broadband; Technical Services Diversifying Revenue with New Solutions Building New Competencies to Deliver Additional Solutions Growth Strategy Slide 7

Hospitality Drivers: High Definition Television Professional Solutions Broadband Internet Media Marketing Slide 8 Expanding Networks & Integrating Solutions Growth Strategy

30% Higher Revenue HD Basic Cable - More Channels - Higher Percentage of Hotels HD Video On-Demand Increased Guest Interest Professional Solutions Program Consultation Project Management Installation Services 2008 Revenue = $5.8 Million Rooms (in thousands) High Definition Television 190 1,870 As of 12/31/08 Hospitality Growth Driver Slide 9

Sell More to Hotels Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Time & Materials Maintenance Agreements 2008 Revenue = $23 Million Broadband Internet 230 1,870 Hospitality Growth Driver Rooms (in thousands) As of 12/31/08 Slide 10

Multiple Platforms Traditional Television Advertising THN "Superblock" VOD/Interactive Advertising "Freeviews" - Promotional Advertising & Marketing Outstanding Demographic Business Professionals, Affluent Consumers Out of Home Ads Increasing 2008 Revenue = $8 Million Media Marketing 1,870 890 370 Hospitality Growth Driver Rooms (in thousands) As of 12/31/08 Slide 11

Slide 12 Healthcare Drivers: Patient Education Patient Safety Patient Satisfaction 2008 Revenue = $6 Million 30 45 (As of 3/1/09)

Slide 13 Healthcare Solutions: LodgeNet RX Integrated Patient Television System DIRECTV Programming; High-Speed Internet Access for Patients Professional Services - From System Design to Maintenance Healthcare Economics: Interactive System Sale Per Bed $1,000 - $1,500 Gross Profit Margin 30% - 40% Recurring Revenue Per Bed Per Month $20 - $30 Gross Profit Margin 30% - 35%

2007 v. 2008: Increased and Diversified Revenue Guest Entertainment Hotel Services Other* * "Other" includes System Sales and Related Services, Healthcare and THN 32% of Revenue from Strategic Growth Initiatives +29.0% +2.8% +30.4% Slide 14 ($ in millions) Total Revenue Increased 9.9% $533.9 $485.6

Proactively Manage Company Through Economic Downturn: Manage to Compliance with Debt Covenants With Strategies that Drive Long-Term Shareholder Value Right Size Operations to Economic Environment Tightly Manage Operating Expenses Target Reduced Allocation of Capital to Highest Return Opportunities Drive Strategic & Diversified Revenue Growth Hospitality: Hotel Services, System Sales and Related Services The Hotel Networks: Satellite, VOD/Interactive, Promotions Healthcare: System Sales, Maintenance Agreements, Up-Sell New Applications 2009 Primary Goals and Strategies Slide 15

2009 Focus: Proactive Management (In Millions) Tightly Manage Operating Expenses $23.5 Slide 16 $30.6 $28.4 $27.4 $20-$22 Operating Expenses include both Systems Operations and SG&A Operating Cost Structure Now 29% Below Q2'07 Merger Level Level Sustainable Until Circumstances Warrant Change $20-$22

2009 Focus: Proactive Management (In Millions) Target Decreased Capital Allocation Slide 17 $5-$6 $11.0 $18.9 $19.8 $14.7 $5-$6 Capital Reduced with Start of Substantial Economic Weakness in Q3'08 Major Customers Have Accepted Change, Understanding New Reality Current Level Sustainable until Circumstances Warrant Change

375 275 Reducing High Definition Capital Per Room Slide 18 New HD Per-Room Investment Down 25% Converted HD Per-Room Investment Down 17% Engineering Efforts and Component Costs Higher Hotel Capital Contribution

2005 2006 2007 2008 Hotels Contributing Larger Percent of Capital Slide 19 (Rolling Four Quarters) On Command Acquired on 4/4/07 * *

2009 Focus: Proactive Management (In Millions) Drive Strategic & Diversified Revenue Growth $48 - $50 $44.7 $40.6 $42.1 $41.5 $46 - $48 Slide 20 Revenue Growth: Hotel Services, System Sales, THN and Healthcare

2007 v 2008: Accelerated Debt Reduction Slide 21 Debt Reduction accelerated following On Command integration period On Command Integration Period ($ in millions)

2009 Focus: Proactive Management Increased Allocation to Debt Reduction 70-80% 20-30% 28% 72% Slide 22 '08 Adjusted Cash from Operations = $100 Million; Expect Comparable Level in '09

Slide 23 Revenue Range: (17.5%) to (22.5%) Reduction in Guest Entertainment Revenue vs. Q1'08 Q1'09 Financial Guidance ($ in millions) As of March 18, 2009

Largest VOD Provider with 85% Market Share Recurring Revenue Based on Long-Term Contracts Expanding Revenue Opportunities - HDTV Transition - Hotel Services: TV Programming & Broadband Internet - Media Marketing - Healthcare Proactively Managing Business Harvesting Operating Synergies Managing Capital Investments Generating Cash Flow*: $1.56/Share in 2008 Slide 24 LodgeNet: Investment Summary * Adjusted Free Cash Flow Definition - see slide 28

Copyright (c) 2009 LodgeNet Interactive Corporation. All rights reserved. Slide 25

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 26

Reconciliation of Net Loss to Adjusted Net Loss Slide 27

Reconciliation of Adjusted Free Cash Flow Slide 28